SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

             Texas                      1-6402-1               74-1488375
(State or other jurisdiction of      (Commission file       (I.R.S. employer
        incorporation)                   number)          identification number)

   1929 Allen Parkway, Houston, Texas                            77019
(Address of principal executive offices)                       (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 9. Regulation FD Disclosure

      On March 30, 2004, Service Corporation International issued a press release announcing the pricing of its offering of $250 million Senior Notes due 2016.

      The March 30, 2004 press release is furnished as Exhibit 99.1 to this Form 8-K. The information in this Current Report on Form 8-K, including the exhibit, is being furnished pursuant to Regulation FD and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 as amended, or the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 30, 2004                       SERVICE CORPORATION INTERNATIONAL

                                     By: /s/ Eric D. Tanzberger
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                                         Eric D. Tanzberger
                                         Vice President and Corporate Controller


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                                  Exhibit Index

  Exhibit Number                       Description
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      99.1              Press release, dated March 30, 2004, issued by Service
                        Corporation International
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